             -------------------------------------------------------





                                  K-FED BANCORP






                                 EMPLOYEE STOCK
                                 OWNERSHIP PLAN









                                  JULY 1, 2003





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                                                  TABLE OF CONTENTS
                                                  -----------------

                                                                                                               Page
                                                                                                               ----
I.       Article I DEFINITIONS....................................................................................2
         1-1.     Accounts........................................................................................2
         1-2.     Administrator...................................................................................2
         1-3.     Code............................................................................................2
         1-4.     Company.........................................................................................2
         1-5.     Company Stock...................................................................................2
         1-6.     Company Stock Account...........................................................................2
         1-3.     Compensation....................................................................................2
         1-4.     Controlled Group................................................................................3
         1-5.     Effective Date..................................................................................3
         1-6.     Employee........................................................................................3
         1-7.     ERISA...........................................................................................3
         1-8.     ESOP Loan.......................................................................................3
         1-9.     Fair Market Value...............................................................................3
         1-10.    Highly Compensated Employee.....................................................................4
         1-11.    Leased Employee.................................................................................4
         1-12.    Limitation Year.................................................................................4
         1-13.    Other Investments Account.......................................................................4
         1-14.    Participant.....................................................................................4
         1-15.    Plan Year.......................................................................................5
         1-16.    Qualified Military Service......................................................................5
         1-17.    Related Plan....................................................................................5
         1-18.    Transfer Account................................................................................5
         1-19.    Trust Fund......................................................................................5
         1-20.    Valuation Date..................................................................................5

II.      Article II SERVICE COMPUTATIONS..........................................................................6
         2-1.     Service.........................................................................................6
         2-2.     Hour of Service.................................................................................6
         2-3.     One-Year Break-in-Service.......................................................................7
         2-4.     Year of Service.................................................................................7
         2-5.     Credit for Service..............................................................................7
         2-6.     Service with Affiliated Companies...............................................................8

III.     Article III PLAN PARTICIPATION..........................................................................10
         3-1.     Eligibility for Participation..................................................................10
         3-2.     Summary Plan Description.......................................................................10
         3-3.     Subsequent Ineligibility of a Participant......................................................10
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
IV.      Article IV ANNUAL COMPANY CONTRIBUTIONS.................................................................12
         4-1.     Annual Company Contribution....................................................................12
         4-2.     Manner of Payment..............................................................................12
         4-3.     Limitation on Amount of Annual Company Contribution............................................12
         4-4.     When Contributions Made........................................................................12

V.       Article V INVESTMENT OF TRUST ASSETS....................................................................13
         5-1.     Investment Policy..............................................................................13
         5-2.     Sales of Company Stock.........................................................................13

VI.      Article VI SUSPENSE ACCOUNT FOR UNALLOCATED SHARES......................................................14
         6-1.     Suspense Account...............................................................................14
         6-2.     Release of Company Stock from Suspense Account.................................................14
         6-3.     Definitions....................................................................................14
         6-4.     Limitation on Use of Fraction 2................................................................14

VII.     Article VII PARTICIPANTS' ACCOUNTS AND ANNUAL ADJUSTMENTS...............................................16
         7-1.     Accounts for Participants......................................................................16
         7-2.     Charges to Accounts............................................................................16
         7-3.     Company Stock Account..........................................................................16
         7-4.     Other Investments Account......................................................................16
         7-5.     Allocations....................................................................................16
         7-6.     Limitation on Allocations to Participants......................................................17
         7-7.     Special Limitations for Participants Who Sell Their Stock......................................19
         7-8.     Adjusting to Value of Trust Fund...............................................................20
         7-9.     Participant Statements.........................................................................21

VIII.    Article VIII RETIREMENT DATES...........................................................................22
         8-1.     Normal Retirement Date.........................................................................22
         8-2.     Early Retirement Date..........................................................................22
         8-3.     Disability Retirement Date.....................................................................22
         8-4.     Retirement Date................................................................................22

IX.      Article IX VESTING OF ACCOUNT BALANCES..................................................................23
         9-1.     Vesting on Retirement..........................................................................23
         9-2.     Vesting on Disability..........................................................................23
         9-3.     Vesting on Death...............................................................................23
         9-4.     Vesting on Other Termination...................................................................23
         9-5.     Determination of Account Balances..............................................................24
         9-6.     Reinstatement of Forfeitures...................................................................24
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
X.       Article X DISTRIBUTION OF PLAN BENEFITS.................................................................25
         10-1.    Method of Distribution.........................................................................25
         10-2.    Form of Distribution...........................................................................25
         10-3.    Distributions After Death......................................................................25
         10-4.    Time of Distribution...........................................................................26
         10-5.    Diversification................................................................................27
         10-6.    Rollover Distributions.........................................................................27
         10-7.    Dividends on Company Stock.....................................................................28
         10-8.    Distributions To Persons Under Disability......................................................29
         10-9.    Benefits May Not Be Assigned or Alienated......................................................29
         10-10.   No Guarantee of Benefits.......................................................................29
         10-11.   Beneficiaries..................................................................................29
         10-12.   Benefits of Persons Who Cannot Be Located......................................................30
         10-13.   Participant's Consent To a Distribution.  .....................................................30

XI.      Article XI SHAREHOLDER RIGHTS AND RESTRICTIONS..........................................................31
         11-1.    Voting of Company Stock........................................................................31
         11-2.    Put Option.....................................................................................31
         11-3.    Nonterminable Rights...........................................................................31

XII.     Article XII PLAN ADMINISTRATION.........................................................................32
         12-1.    Plan Administration............................................................................32
         12-2.    The Trust......................................................................................32

XIII.    Article XIII THE COMMITTEE..............................................................................33
         13-1.    Membership.....................................................................................33
         13-2.    Rights, Powers, and Duties.....................................................................33
         13-3.    Application of Rules...........................................................................34
         13-4.    Remuneration and Expenses......................................................................34
         13-5.    Exercise of Committee's Duties.................................................................34
         13-6.    Resignation or Removal of Committee Members....................................................34
         13-7.    Appointment of Successor Committee Members.....................................................34
         13-8.    Claims Procedure...............................................................................34
         13-9.    Procedures with Respect to Domestic Relations Orders...........................................36
         13-10.   Interested Committee Member....................................................................37
         13-11.   Records........................................................................................37

XIV.     Article XIV TRANSFERS FROM OTHER BENEFIT PLANS..........................................................38
         14-1.    Rollover Contributions.........................................................................38
         14-2.    Transferred Accounts from Merged Plans.........................................................38
         14-3.    Restrictions on Transferred Amounts............................................................38
         14-4.    Restrictions on Transferred Amounts............................................................38
         14-5.    Other Provisions of the Plan...................................................................39
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
XV.      Article XV AMENDMENT AND TERMINATION....................................................................40
         15-1.    Amendment......................................................................................40
         15-2.    Termination....................................................................................40
         15-3.    Merger or Consolidation of Plan, Transfer of Plan Assets.......................................40
         15-4.    Vesting and Distribution on Termination and Partial Termination................................40
         15-5.    Notice of Amendment, Termination, or Partial Termination.......................................41

XVI.     Article XVI MISCELLANEOUS...............................................................................42
         16-1.    No Reversion to Company........................................................................42
         16-2.    Notices........................................................................................42
         16-3.    Indemnification................................................................................42
         16-4.    Subsidiary and Affiliated Companies............................................................42
         16-5.    Participation Not Guarantee of Employment......................................................43
         16-6.    Gender and Number..............................................................................43
         16-7.    Governing Laws.................................................................................43
         16-8.    Text to Control................................................................................43
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                                  K-FED BANCORP
                          EMPLOYEE STOCK OWNERSHIP PLAN

                       -----------------------------------


                                    RECITALS

     K-Fed Bancorp, a federal corporation (the "Company"), desires to recognize and reward the contribution of the employees of its wholly-owned subsidiary, Kaiser Federal Bank (the "Bank"), to the successful operation of the Bank, and to provide incentive for the Bank's employees to increase their productivity, by enabling them to acquire stock ownership interests in the Company. The Company desires to attain these objectives pursuant to a plan designed to invest primarily in stock of the Company, which shall qualify as an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986 and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974.

     The Company has entered into a trust agreement, known as the "Kaiser Federal Bank Employee Stock Ownership Trust" (the "Trust Agreement"), with _____________ ____________________, as Trustee, dated as of the date of this
Plan. Pursuant to the Trust Agreement, all contributions made by the Company under this plan will be held, managed, and controlled by the Trustee or any successor trustee.

     Therefore, the Company hereby adopts the K-Fed Bancorp Employee Stock Ownership Plan (the "Plan"), effective as of July 1, 2003.

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------


     Whenever used in this Plan, the following words and phrases shall have the meanings stated below, unless a different meaning is plainly required by the context:

     1-1       ACCOUNTS. The term "Accounts" means, collectively, a
Participant's Company Stock Account, Other Investments Account, and Transfer Account.

     1-2       ADMINISTRATOR. The term "Administrator" means the person or persons who are granted the authority to control and manage the operation and administration of the Plan and who shall have the rights, duties, and obligations of an Administrator under the provisions of ERISA. The committee referred to in Section 12-1 and described in Article XIII shall be the Administrator of the Plan.

     1-3       CODE. The term "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amend, supplement, or supersede that section.

     1-4       COMPANY. Except as used in the Recitals, the term "Company" means both K-Fed Bancorp, a federal corporation, and its wholly-owned subsidiary, Kaiser Federal Bank, a federal corporation

     1-5       COMPANY STOCK. The term "Company Stock" means the shares of common stock issued by the Company, provided that the shares constitute "employer securities" as that term is defined in Section 409(l) of the Code.

     1-6       COMPANY STOCK ACCOUNT. The term "Company Stock Account" means the account established for a Participant by the Administrator pursuant to Section 7-1 and to which Company Stock shall be allocated pursuant to Section 7-3.

     1-7       COMPENSATION. Except as otherwise provided in Section 7-6(a), the term "Compensation" means a Participant's total regular earnings from the Company paid during a Plan Year for services rendered that are reportable on the Participant's IRS Form W-2, Wage and Tax Statement, including bonuses, overtime, and commissions. In addition, the term "Compensation" shall include earnings which are not currently includible in a Participant's gross income for federal income tax purposes by reason of Section 125, 132(f), 402(e)(3), 402(h), or 403(b) of the Code. However, the term "Compensation" shall not include any of the following: (a) any earnings in excess of the amount that is determined under
Section 401(a)(17) of the Code (which amount for the

Limitation Year ending June 30, 2003 is $200,000); or (b) any contributions or benefits under this Plan or under any other pension, profit sharing, insurance, hospitalization, or other plan or policy maintained by the Company for the benefit of the Participant. In any case where a Participant commences participation in the Plan, or resumes active participation in the Plan after incurring a One-Year Break-in-Service, on any day other than the first day of a Plan Year, his or her Compensation for that Plan Year shall be that portion of his or her compensation as determined under this Section 1-6 paid during the period of his or her participation in the Plan for that Plan Year.

     1-8       CONTROLLED GROUP. The term "Controlled Group" means: (a) the
Company and one or more other corporations which are members of a "controlled group" of corporations within the meaning of Section 414(b) of the Code and the regulations thereunder; (b) the Company and one or more unincorporated trades or businesses which are under "common control" within the meaning of Section 414(c) of the Code and the regulations thereunder; (c) the Company and one or more other organizations which are members of an "affiliated service group," as determined under Section 414(m) of the Code and the regulations thereunder; and
(d) the Company and any other entities that must be treated as a "controlled group" under Section 414(o) of the Code and the regulations thereunder.

     1-9       EFFECTIVE DATE. The term "Effective Date" means July 1, 2003, the date upon which this plan first became effective.

     1-10      EMPLOYEE. The term "Employee" means any person employed by the
Company, including any officer who receives regular Compensation other than retirement benefits under this Plan and including Leased Employees. However, if Leased Employees constitute less than 20 percent of the Company's "nonhighly compensated work force" (as that term is defined in Section 414(n)(5)(C)(ii) of the Code), the term "Employee" then shall not include any Leased Employees who are covered by a plan described in Section 414(n)(5)(B) of the Code which is maintained by the leasing organization.

     1-11      ERISA. The term "ERISA" means Public Law No. 93-406, the Employee
Retirement Income Security Act of 1974, as amended from time to time.

     1-12      ESOP LOAN. The term "ESOP Loan" means any loan to the Trustee for the purpose of financing the purchase by the Trustee of Company Stock or for the purpose of repaying all or any portion of any outstanding ESOP Loan.

     1-13      FAIR MARKET VALUE. The term "Fair Market Value" means, with respect to Company Stock, either (a) the price of the stock prevailing on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934, or (b) if the stock is not traded on such a national securities exchange, then the offering price

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for the stock as established by the current bid and asked prices quoted by persons independent of the Company and of any affiliates of the Company. If at any time there shall be no generally-recognized market for the Company Stock, then the Fair Market Value of the Company Stock shall be determined by the Trustee based upon a valuation by an independent appraiser.

     1-14      HIGHLY COMPENSATED EMPLOYEE. The term "Highly Compensated
Employee" means any Employee who during a particular Plan Year: (a) was a "5-percent owner" (as that term is defined in Section 414(q)(1) of the Code) at any time during the Plan Year or during the preceding Plan Year; or (b) for the preceding Plan Year (i) had compensation from the Company in excess of $80,000 (as adjusted each Plan Year to take into account any cost-of-living increase adjustment provided for that Plan Year under Section 415(d) of the Code), and
(ii) was in the group of Employees consisting of the top 20 percent of the Employees when ranked on the basis of compensation paid by the Company during the preceding Plan Year.

     1-15      LEASED EMPLOYEE. The term "Leased Employee" means any person
(other than an employee of the Recipient) who, pursuant to an agreement between the Recipient and any other Leasing Organization: (a) has performed services for the Recipient (or for the Recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year; and (b) has performed these services under the primary direction and control of the Recipient. For purposes of this Section 1-15, the terms "Recipient" and "Leasing Organization" shall have the meanings set forth in Section 414(n) of the Code.

     1-16      LIMITATION YEAR. The term "Limitation Year" means the period of twelve consecutive months to be used in determining whether the Plan is in compliance with the provisions of Section 415 of the Code and of the regulations thereunder. The Company shall take all actions necessary to ensure that the Limitation Year is the same twelve-month period as the Plan Year.

     1-17      OTHER INVESTMENTS ACCOUNT. The term "Other Investments Account"
means the account established for a Participant by the Administrator pursuant to
Section 7-1 and to which the Participant's share of the Company's contributions made in cash or in property other than Company Stock shall be allocated pursuant to Section 7-4.

     1-18      PARTICIPANT. The term "Participant" means an Employee who becomes a participant in the Plan under the provisions of Section 3-1. An Employee who makes a "rollover contribution" to the Plan pursuant to Section 14-1, or whose account balances under another tax-qualified plan are transferred to this Plan pursuant to Section 14-2, shall be deemed to be a Participant to the extent that the provisions of this Plan apply to the Transfer Account of the Employee established pursuant to Section 14-3.

     1-19      PLAN YEAR. The term "Plan Year" means the year that begins at
12:01 a.m. on July 1st and ends at 12:00 midnight on June 30th.

     1-20 QUALIFIED MILITARY SERVICE. The term "Qualified Military Service" means any service performed in the "uniform services" (as defined in Title 38 of the United States Code) by an Employee who terminates his or her employment with the Company in order to perform this service and who is entitled to reemployment with the Company after he or she has completed this service pursuant to Title 38 of the United States Code.

     1-21      RELATED PLAN. The term "Related Plan" means any other defined contribution plan (as defined in Section 414(i) of the Code) maintained by the Company or by any other employer of the Controlled Group.

     1-22      TRANSFER ACCOUNT. The term "Transfer Account" means the account established for a Participant by the Administrator pursuant to Section 14-3 and to which shall be credited all amounts transferred by the Participant to this Plan from any other tax-qualified plan.

     1-23      TRUST FUND. The term "Trust Fund" means all property held by the
Trustee under the Trust Agreement.

     1-24      VALUATION DATE. For so long as there is a generally-recognized market for the Company Stock, the term "Valuation Date" means each business day. If at any time there shall be no generally-recognized market for the Company Stock, then "Valuation Date" shall mean the last day of each Plan Year and any other dates as determined by the Company.

                                   ARTICLE II
                                   ----------

                              SERVICE COMPUTATIONS
                              --------------------


     2-1       SERVICE. The term "Service" means the period of employment of an
Employee or Participant for which he or she receives credit pursuant to the provisions of this Article II.

     2-2       HOUR OF SERVICE. The term "Hour of Service" means, with respect to any Employee or Participant:

               (a) each hour for which he or she is directly or indirectly paid, or entitled to payment, by the Company for the performance of duties during the applicable computation period;

               (b) each hour for which he or she has been awarded back pay or for which the Company has agreed to award him or her back pay, irrespective of mitigation of damages;

               (c) each hour for which he or she is directly or indirectly paid, or entitled to payment, by the Company for reasons other than the performance of duties during the applicable computation period (such as for vacation, sickness, injury, or disability); and

               (d) each hour for which he or she performs Qualified Military Service, provided that he or she is rehired by the Company after his or her performance of the Qualified Military Service is completed.

Hours of Service shall not be credited under more than one of the preceding subsections. Hours described in clause (a) above shall be credited to the Employee or Participant for the computation periods in which the duties were performed. Employees for whom the Company does not maintain records of their hours worked shall be credited with Hours of Service on the basis of a 45-hour workweek or, in the case of a partial workweek, on the basis of a ten-hour workday. Hours described in clause (b) above shall be credited to the Employee or Participant for the computation periods to which the award or agreement pertains, rather than for the computation periods in which either payment is actually made or amounts payable to the Employee or Participant become due. Hours described in clause (c) above shall be credited to the Employee or Participant for the computation periods during which the events giving rise to the payments occurred. Hours of service shall be computed in accordance with paragraphs (b), (c), and (e) of Section 2530.200b-2 of the Department of Labor Regulations under ERISA and any successor regulations.

The provisions of this Section 2-2 shall be construed so as to resolve any ambiguities in favor of crediting an Employee or Participant with Hours of Service.

     2-3       ONE-YEAR BREAK-IN-SERVICE. (a) GENERAL. The term "One-Year
Break-in-Service" means any Plan Year during which a Participant completes 500 or fewer Hours of Service with the Company.

               (b) PREGNANCY OR BIRTH OR ADOPTION OF A CHILD. For purposes of determining whether a One-Year Break-in-Service has occurred, a Participant shall be given credit for the Hours of Service which normally would have been credited but for an absence from work for any period for any of the following reasons: (i) by reason of the pregnancy of the Participant; (ii) by reason of the birth of a child of the Participant; (iii) by reason of the placement of a child with the Participant in connection with the adoption of the child by the Participant; or (iv) for purposes of caring for the child for a period beginning immediately following the birth or placement. If the Administrator is unable to determine the hours which normally would have been credited to a Participant but for an absence of the kind described above, there shall be credited to the Participant eight Hours of Service per day of absence. However, the total number of hours treated as Hours of Service by reason of an absence of the kind described above shall not exceed 501. The hours described in this Section 2-3(b) shall be treated as Hours of Service either: (i) only in the year in which the absence from work begins, if a Participant would be prevented from incurring a One-Year Break-in-Service in that year solely because the period of absence is treated as Hours of Service; or (ii) in any other case, in the immediately following year.

     2-4       YEAR OF SERVICE. The term "Year of Service" means any Plan Year during which an Employee or Participant has completed at least 1,000 Hours of Service with the Company.

     2-5       CREDIT FOR SERVICE. Except as otherwise specifically provided below in this Section 2-5, each Employee and each Participant shall receive credit for each Year of Service for all purposes of the Plan.

               (a) Years of Service prior to the Effective Date with the Company and with employers which operated predecessor businesses of the Company shall not be credited for any purposes of this Plan.

               (b) For purposes of Article III, an Employee will be deemed to have completed a Year of Service for the twelve-month period commencing on his or her first date of hire by the Company if he or she has completed at least 1,000 Hours of Service with the Company during that twelve-month period.

               (c) If an Employee fails to complete a Year of Service for the twelve-month period commencing on his or her first date of hire by the Company, the determination when that Employee has first completed a Year of Service then shall be made by reference to the Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's first date of hire by the Company.

               (d) Years of Service before a One-Year Break-in-Service shall be disregarded until the Employee completes a Year of Service after the break. However, once an Employee completes a Year of Service after a One-Year Break-in-Service, his or her participation in the Plan shall be effective as of the date of his or her return to service if the other conditions for participation are satisfied.

               (e) In the case of a Participant who does not have any nonforfeitable right under the Plan to an accrued benefit derived from Company contributions, Years of Service before any period of five consecutive One-Year Breaks-in-Service shall not be taken into account in computing that Participant's period of service.

               (f) If at the time that a Participant first incurs a One-Year Break-in-Service any portion of his or her Accounts is vested pursuant to Article IX, then Years of Service completed after a period of five consecutive One-Year Breaks-in-Service shall not be counted for purposes of determining the nonforfeitable percentage of the Participant's accrued benefit derived from Company contributions which were made before that period.

               (g) If at the time that an Employee terminates his or her service with the Company he or she is not a Participant and he or she is subsequently rehired by the Company after a period of five consecutive One-Year Breaks-in-Service, then the Years of Service that the Employee completed prior to his or her termination shall be disregarded for purposes of determining the nonforfeitable percentage of his or her accrued benefit derived from Company contributions which are made after his or her reemployment.

               (h) Years of Service completed by an Employee or Participant prior to the attainment of age 18 shall be disregarded.

     2-6       SERVICE WITH AFFILIATED COMPANIES. For purposes of determining
Hours of Service and Years of Service under this Article II and the vested portion of a Participant's Accounts under Article IX, credit shall be granted for service after the Effective Date with any other entity which, together with the Company, is a member of a Controlled Group.

                                   ARTICLE III
                                   -----------

                               PLAN PARTICIPATION
                               ------------------

     3-1       ELIGIBILITY FOR PARTICIPATION. (a) ELIGIBILITY. Each Employee
shall initially become a Participant in the Plan on the Effective Date if he or she was an Employee of the Company on the Effective Date. Any person who subsequently becomes an Employee of the Company shall become a Participant on the first day of the first fiscal quarter immediately following the date when he or she first meets the following requirements:

                    (i)  he or she has completed one Year of Service; and

                    (ii) he or she has attained age 18.

               (b) TEMPORARY EMPLOYEES. Notwithstanding anything to the contrary contained in subparagraph (a) of this Section 3-1, Temporary Employees will not be eligible to participate in this Plan. "Temporary Employees" are Employees who have accepted employment with the Company with the mutual understanding that their employment will terminate in twelve months or less.

     3-2       SUMMARY PLAN DESCRIPTION. Within 90 days after the date on which an Employee becomes a Participant in the Plan, the Administrator shall furnish him or her with a summary plan description containing the information required by Section 102(b) of ERISA.

     3-3       SUBSEQUENT INELIGIBILITY OF A PARTICIPANT. If at any time after an Employee becomes a Participant any of the conditions described below in this
Section 3-3 shall occur, then (a) that Employee shall cease to be a Participant in the Plan for purposes of Section 7-5(b),and (b) his or her Accounts shall be reduced in the manner provided for in Section 9-4 as of the last day of the Plan Year in which the condition first occurs. The conditions which shall bring this
Section 3-3 into effect are the following:

               (a) the Participant incurs a One-Year Break-in-Service and receives or is deemed to receive a distribution of the vested portions of the balances credited to his or her Accounts;

               (b) the Participant incurs five consecutive One-Year Breaks-in-Service prior to receiving a distribution of the vested portions of the balances credited to his or her Accounts; or

               (c)  the Participant becomes a Temporary Employee.

A Participant will be deemed to have received a distribution as of the date of his or her separation from service with the Company if his or her vested interest in the balances credited to his or her Accounts is zero. If after a Participant's Accounts have been reduced pursuant to the provisions of this
Section 3-3 the condition causing the Participant's Accounts to be placed in suspense is eliminated, and if the conditions set forth in Section 9-6 are satisfied, then the Participant's Accounts shall be reinstated as Company Stock and Other Investments Accounts on the first day of the first fiscal quarter next succeeding the month in which the condition is eliminated.

                                   ARTICLE IV
                                   ----------

                          ANNUAL COMPANY CONTRIBUTIONS
                          ----------------------------

     4-1       ANNUAL COMPANY CONTRIBUTION. Subject to the following provisions of this Article IV, for any Plan Year the Company may pay over to the Trustee the amount, if any, as an annual contribution to the Plan for that year as is determined by resolution of the Board of Directors of the Company. Payment of all contributions shall be conditioned on qualification of the Plan under
Section 401(a) of the Code and on deductibility of the contributions under
Section 404 of the Code. However, for any year during which an ESOP Loan is outstanding, the Company shall pay over to the Trustee, as contributions to the Plan for that year, no less than the amounts necessary to enable the Trustee to pay any maturing obligations under any outstanding ESOP Loan.

     4-2       MANNER OF PAYMENT. The Company's contributions may be made in cash or in shares of Company Stock. Contributions shall be made in cash to the extent necessary to enable the Trustee to pay any maturing obligations under any outstanding ESOP Loan. Any shares of Company Stock contributed to the Plan shall be valued at their Fair Market Value.

     4-3       LIMITATION ON AMOUNT OF ANNUAL COMPANY CONTRIBUTION. In no event shall the amount of the Company's contribution under the Plan for any Plan Year exceed the maximum amount allowable as a deduction in computing its taxable income for that year for federal income tax purposes.

     4-4       WHEN CONTRIBUTIONS MADE. The Company's contributions for any Plan
Year shall accrue on the last day of that Plan Year and shall be paid over to the Trustee not later than the time prescribed by law for filing the Company's federal income tax return for that Plan Year (including any extensions of the filing deadline).

                                    ARTICLE V
                                    ---------

                           INVESTMENT OF TRUST ASSETS
                           --------------------------

     5-1       INVESTMENT POLICY. Assets held in the Trust Fund shall be
invested by the Trustee primarily in Company Stock. Contributions made by the Company to the Plan and other assets of the Trust Fund may be used to acquire shares of Company Stock from any shareholder of the Company or from the Company. The Trustee also may invest assets of the Trust Fund in other properties, as directed by the Committee, and as provided in Article II of the Trust Agreement. All purchases of Company Stock by the Trustee shall be made only at prices which do not exceed the Fair Market Value of the shares purchased.

     5-2       SALES OF COMPANY STOCK. The Trustee may sell shares of Company
Stock to any person, including the Company. Any sale must be made at a price not less than the Fair Market Value of the shares sold as of the date of the sale. The Trustee may not sell shares of Company Stock in a sale that would be a "prohibited transaction" within the meaning of the Code and ERISA.

                                   ARTICLE VI
                                   ----------

                     SUSPENSE ACCOUNT FOR UNALLOCATED SHARES
                     ---------------------------------------

     6-1       SUSPENSE ACCOUNT. The Administrator shall establish and maintain a "Suspense Account," to which it shall allocate all shares of Company Stock that the Trustee acquires with the proceeds of an ESOP Loan. These shares shall be released from the Suspense Account at the time and in the manner provided for in Section 6-2 and then shall be allocated to Participants' Company Stock Accounts in the manner provided for in Article VII.

     6-2       RELEASE OF COMPANY STOCK FROM SUSPENSE ACCOUNT. For each Plan
Year, there shall be released from the Suspense Account that percentage of the shares of Company Stock allocated to the Suspense Account equal to "Fraction 1" or "Fraction 2," as those terms are defined below. The Administrator shall determine which fraction shall be used during the initial Plan Year. However, to the extent that shares of Company Stock allocated to the Suspense Account are not pledged as collateral to secure an ESOP Loan, Fraction l shall be used.

     6-3       DEFINITIONS. (a) FRACTION 1. For purposes of this Article VI, the term "Fraction 1" shall mean a fraction, the numerator of which is the amount of principal and interest paid on any ESOP Loan outstanding for a particular Plan Year, and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. If the rate of interest payable under the ESOP Loan is variable, the interest rate to be paid in future years shall be assumed to be equal to the interest rate applicable as of the last day of the Plan Year for which a calculation is being made.

               (b) FRACTION 2. The Term "Fraction 2" shall mean a fraction, the numerator of which is the amount of principal paid on an ESOP Loan for a particular Plan Year, and the denominator of which is the sum of the numerator plus the principal to be paid for all future Plan Years.

     6-4       LIMITATION ON USE OF FRACTION 2. Notwithstanding anything to the contrary contained above in this Article VI, the Administrator shall be permitted to use Fraction 2 to determine the number of shares of Company Stock to be released from the Suspense Account for any particular Plan Year only if the following conditions are satisfied:

               (a) the terms of the ESOP Loan provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of principal and interest for ten years;

               (b) interest is disregarded for purposes of determining the number of shares of Company Stock to be released from the Suspense Account only to the extent that the interest would be determined to be interest under standard loan amortization tables; and

               (c) the term of the ESOP Loan, together with any renewal, extension, or refinancing of the ESOP Loan, does not exceed ten years.

                                   ARTICLE VII
                                   -----------

                  PARTICIPANTS' ACCOUNTS AND ANNUAL ADJUSTMENTS
                  ---------------------------------------------

     7-1       ACCOUNTS FOR PARTICIPANTS. The Trustee shall establish and maintain a Company Stock Account and an Other Investments Account for each Participant. If a Participant elects to make rollover contributions in accordance with Section 14-1, or if the Plan receives the account balances of a Participant in a tax-qualified plan or trust in accordance with Section 14-2, the Trustee shall also establish and maintain a Transfer Account in the name of that Participant.

     7-2       CHARGES TO ACCOUNTS. When a Valuation Date occurs, any
distributions made to or on behalf of any Participant or beneficiary since the last preceding Valuation Date shall be charged to the proper Accounts maintained for that Participant or beneficiary.

     7-3       COMPANY STOCK ACCOUNT. Subject to the provisions of Section 7-6, as of the last day of each Plan Year, the Trustee shall credit to each Participant's Company Stock Account: (a) the Participant's allocable share of Company Stock purchased by the Trustee or contributed by the Company to the Trust Fund for that year; (b) the Participant's allocable share of the Company Stock that is released from the Suspense Account for that year; (c) the Participant's allocable share of any forfeitures of Company Stock arising under the Plan during that year; and (d) any stock dividends declared and paid during that year on Company Stock credited to the Participant's Company Stock Account.

     7-4       OTHER INVESTMENTS ACCOUNT. As of the last day of each Plan Year, the Trustee shall credit to each Participant's Other Investments Account: (a) the Participant's allocable share of any contribution for that year made by the Company in cash or in property other than Company Stock that is not used by the Trustee to purchase Company Stock or to make payments due under an ESOP Loan agreement; (b) the Participant's allocable share of any forfeitures from the Other Investments Accounts of other Participants arising under the Plan during that year; (c) any cash dividends paid during that year on Company Stock credited to the Participant's Company Stock Account, other than dividends which are paid directly to the Participant and other than dividends which are used to repay an ESOP Loan; and (d) the share of the net income or loss of the Trust Fund properly allocable to that Participant's Other Investments Account, as provided in Section 7-8.

     7-5       ALLOCATIONS. (a) ELIGIBILITY. Subject to the provisions of
Sections 7-6 and 7-7, as of the last day of each Plan Year, the Company's contributions to the Plan for that year, the shares of Company Stock that are released from the Suspense Account during that year, and the forfeitures arising under the Plan during that year, shall be allocated among Participants who either: (i) are credited with a Year of Service for that Plan Year and were employed by the Company on the last day of that year; or (ii) died, became disabled or retired on a Retirement Date (as defined in Section 8-4) during that Plan Year. However, a Participant who is not a "key employee" shall be eligible to share in allocations of Company contributions and forfeitures for any Plan Year during which the Plan is "top heavy," regardless of whether he or she is credited with a Year of Service for that Plan Year. For purposes of the preceding sentence, the terms "key employee" and "top heavy" shall have the meanings set forth in Section 416 of the Code.

               (b) ALLOCATION FORMULA. The portion of the Company's contribution for any Plan Year that is not used to pay down an ESOP Loan, the shares of Company Stock released from the Suspense Account during that year by reason of Company contributions, and forfeitures arising under the Plan during that year shall be allocated to the eligible Participants in the proportion that each Participant's Compensation for that year bears to all Participants' Compensation for that year.

     7-6       LIMITATION ON ALLOCATIONS TO PARTICIPANTS. GENERAL.
Notwithstanding any other provisions of the Plan to the contrary, the Annual Additions credited to a Participant's Accounts for any Limitation Year shall not exceed an amount equal to the lesser of:

                    (i) $40,000, adjusted each Limitation Year to take into account any cost-of-living increase adjustment provided for that year under Section 415(d) of the Code; or

                    (ii) one hundred percent of the Compensation paid to the
                         Participant by the Company and by any member of a Controlled Group in that Limitation Year.

The maximum amount that may be credited to a Participant's Company Stock and Other Investments Accounts in any Limitation Year, as determined pursuant to the preceding provisions of this Section 7-6(a), shall be reduced to the extent necessary to comply with the provisions of Section 415 of the Code, which are incorporated in this Plan by reference. For purposes of this Section 7-6, the term "Compensation" shall include only those items specified in Section 1.5 of the Plan. However, "Compensation" shall not include earnings which are not currently includible in a Participant's gross income for federal income tax purposes by reason of Section 125, 132(f), 402(e)(3), 402(h), or 403(b) of the Code. For purposes of determining the limitations of this subsection (a), any Participant who terminates his or her employment with the Company in order to perform Qualified Military Service and who subsequently is rehired by the Company upon the completion of his or her Qualified Military Service shall be deemed to have received Compensation equal to the Compensation that the Participant would have received if he or she had been employed by the Company during the period of his or her Qualified Military Service.

               (b) DEFINITION OF "ANNUAL ADDITIONS." The term "Annual Additions" means the sum of: (i) a Participant's allocable share of employer contributions and forfeitures under this Plan and under any Related Plan; and
(ii) a Participant's voluntary employee contributions to a Related Plan. Annual Additions shall not include a contribution of a rollover amount or earnings and losses of the Trust Fund. Shares of Company Stock that are released from the Suspense Account during any Limitation Year shall be valued at the lesser of:
(i) a Participant's allocable share of Company contributions for that year that are used to repay the ESOP Loan; or (ii) the Fair Market Value of the Company Stock that is allocated to the Participant's Company Stock Account for that year.

               (c) LIMITATIONS ON ACCOUNTS OF HIGHLY COMPENSATED EMPLOYEES. If the limitations of subsection (a) would be exceeded in any Limitation Year for any Participant but for the application of subsection (d), then no more than one-third of the Company contributions for that Limitation Year which are applied to the payment of principal or interest on an ESOP Loan shall be allocated to the Accounts of Highly Compensated Employees. Any amount in excess of one-third of the Company contributions that otherwise would be allocated to the Accounts of Highly Compensated Employees shall be an "excess amount" and shall be allocated as provided in subsection (f) of this Section 7-6.

               (d) EXCLUSION OF CERTAIN AMOUNTS IN COMPUTING ALLOCATIONS. Provided that no more than one-third of the Company contributions for a Limitation Year which are applied to the payment of principal or interest on an ESOP Loan are allocated to the Accounts of Highly Compensated Employees, the limitations of subsection (a) shall not apply for that Limitation Year to either Company contributions used to pay interest on an ESOP Loan or forfeitures of employer securities that were purchased with the proceeds of an ESOP Loan.

               (e) RELATED PLANS. If the limitations of Section 7-6(a) shall apply to the Accounts of any Participant for any Limitation Year, then the amounts credited to his or her Accounts under this Plan shall be reduced to the extent required to bring the total amount allocated to his or her Accounts under this Plan and under any Related Plans within the limit set forth in Section 7-6(a). If after the reduction in the amounts credited to a Participant's Accounts under this Plan required by this Section 7-6(e) the limitations of
Section 7-6(a) still shall be exceeded, then the amount credited to the Participant's Accounts under the Related Plan shall be reduced to the extent required by Section 7-6(a).

               (f) ALLOCATIONS OF EXCESS AMOUNTS. Subject to the limitations of this Section 7-6, the portions of any Company contributions and of any forfeitures which have been allocated to a Participant under this Plan for a Limitation Year, but which cannot be credited to his or her Accounts because of the limitations imposed by this Section 7-6 (the "excess amounts"), shall be allocated among and credited to the Accounts of the remaining Participants entitled to share in the Company's contribution and forfeitures for that year, in accordance with Sections 7-3, 7-4, and 7-5. If it is not possible to so allocate the excess amounts among the remaining Participants without exceeding the limitations set forth in this
Section 7-6, then any portion of the excess amounts which cannot be so allocated shall be held in a suspense account, which shall not share in the increase or decrease in the net worth of the Trust Fund. The amounts held in the suspense account shall be allocated in the following year as if they were forfeitures occurring on the first day of the following year.

               (g) DIVIDEND RECHARACTERIZATION. If any dividend paid on Company Stock shall be recharacterized to be a Company contribution to the Plan for any Limitation Year, and if this recharacterization would cause an allocation to a Participant's Accounts to exceed the limits allowed under Section 415 of the Code for that Limitation Year, then the Participant's Accounts shall be retroactively reduced by an amount equal to the sum of (i) the excess of the amount credited to the Participant's Accounts over the maximum amount that was properly allocable to his or her Accounts (the "excess amount"), plus (ii) all earnings of the Trust Fund credited to the Participant's Accounts that are attributable to the excess amount. This provision shall be administered in such a way as to assure that no Participant receives any benefit from an allocation of any excess amount to his or her Accounts. Any excess amount and any earnings attributable to the excess amount shall be placed in the suspense account referred to in subsection (f) of this Section 7-6. It shall be conclusively presumed that any error with respect to the characterization of any dividend payment by the Company was a mistake of fact with respect to which the Trustee or the Administrator shall be entitled to make corrective adjustments to Participant Accounts.

     7-7       SPECIAL LIMITATIONS FOR PARTICIPANTS WHO SELL THEIR STOCK.
GENERAL. If any person sells any shares of Company Stock to the Trustee and elects to have the federal income tax treatment of the sale determined under the provisions of Section 1042 of the Code (the "Section 1042 election"), then the following two rules shall apply:

                    (i) During the nonallocation period, none of the shares of Company Stock sold to the Trustee with respect to which the Section 1042 election has been made (the "Section 1042 Stock"), and no dividends or other income attributable to those shares, may be allocated to the Accounts of the seller, to the Accounts of any person who is related to the seller within the meaning of
                         Section 267(b) of the Code (except as otherwise provided below), or to the Accounts of any other person who has sold shares of Company Stock to the Trustee and who has made the Section 1042 election; and

                    (ii) None of the Section 1042 Stock, and no dividends or
                         other income attributable to that stock, may be allocated to the Accounts of any other person who owns more 25 percent of the outstanding shares of the Company's stock, as determined after application of the provisions of Section 318(a) of the Code (without regard to the provisions of subparagraph (2)(B)(i) of that Section).

For purposes of this Section 7-7, the term "nonallocation period" means the period of time beginning on the date of the purchase of Section 1042 Stock by the Trustee and ending on the later of (A) the date which is ten years after the date of the purchase, or (B) the date of the allocation of shares of Company Stock attributable to the final payment of any ESOP Loan incurred in connection with the purchase.

               (b)  LINEAL DESCENDANTS. Notwithstanding the provisions of
Section 7-5(a)(i) to the contrary, shares of Company Stock which the Trustee has purchased in a Section 1042 transaction may be allocated to the seller's lineal descendants. However, the aggregate amount of Section 1042 Stock that may be allocated to the accounts of all lineal descendants of the seller may not exceed five percent of the Company Stock held by the Plan which is attributable to sales to the Trustee by any persons related to the seller's lineal descendants (within the meaning of Section 267(c)(4) of the Code) in transactions to which
Section 1042 of the Code applied.

     7-8       ADJUSTING TO VALUE OF TRUST FUND. As of the last day of each Plan
Year, the Trustee shall determine: (i) the net worth of that portion of the Trust Fund which consists of properties other than Company Stock (the "Investment Fund"); and (ii) the increase or decrease in the net worth of the Investment Fund since the last day of the preceding Plan Year. The net worth of the Investment Fund shall be the value of all properties held by the Trustee under the Trust Agreement other than Company Stock, net of liabilities other than liabilities to Participants and their beneficiaries. The Trustee shall allocate to the Other Investments and Transfer Accounts of each Participant that percentage of the increase or decrease in the net worth of the Investment Fund equal to the ratio which the balances credited to the Participant's Other Investments and Transfer Accounts bear to the total amount credited to all Other Investments and Transfer Accounts. This allocation shall be made after application of Section 7-2, but before application of Sections 7-4, 7-5, and 7-6.

     7-9       PARTICIPANT STATEMENTS. Each Plan Year, the Trustee will provide each Participant with a statement of his or her Account balances as of the last day of the Plan Year. This statement shall show the value of the Company Stock credited to a

Participant's Company Stock Account, which value shall be based on its closing price listed on a major stock exchange as of the last day of the Plan Year.

                                  ARTICLE VIII
                                  ------------

                                RETIREMENT DATES
                                ----------------

     8-1       NORMAL RETIREMENT DATE. The term "Normal Retirement Date" means the date on which a Participant's employment with the Company is terminated for any reason on or after the date on which he or she attains age 65.

     8-2       EARLY RETIREMENT DATE. The term "Early Retirement Date" means the date on which a Participant's employment with the Company is terminated for any reason on or after the date on which he or she has completed 20 Years of Service and has attained age 55.

     8-3       DISABILITY RETIREMENT DATE. The term "Disability Retirement Date"
means the date that the Participant's employment by the Company is terminated because of physical or mental disability (as determined by a duly-licensed physician selected by the Company).

     8-4       RETIREMENT DATE. The term "Retirement Date" means a Participant's
Normal Retirement Date, Early Retirement Date, or Disability Retirement Date, as the case may be.

                                   ARTICLE IX
                                   ----------

                           VESTING OF ACCOUNT BALANCES
                           ---------------------------


     9-1       VESTING ON RETIREMENT. If a Participant retires or is retired on a Retirement Date, the balances credited to his or her Accounts will be fully vested and will be distributed to him or her, or for his or her benefit, as provided in Article X.

     9-2       VESTING ON DISABILITY. If a Participant becomes disabled while in the employ of the Company, the balances credited to his or her Accounts will be fully vested and will be distributed to him or her, or for his or her benefit, as provided in Article X. A participant will be deemed to be disabled if he or she is unable to perform the material duties of his or her regular job.

     9-3       VESTING ON DEATH. If a Participant dies while in the employ of the Company, the balances credited to his or her Accounts will be fully vested and will be distributed to or for the benefit of his or her beneficiary, as provided in Article X.

     9-4       VESTING ON OTHER TERMINATION. (a) SCHEDULE. A Participant shall have a vested and nonforfeitable right to a percentage of the balances credited to his or her Company Stock and Other Investments Accounts, as determined in accordance with the schedule set forth below. If either of the conditions described in subsections (a) and (b) of Section 3-3 shall occur, then the balances credited to the Participant's Company Stock and Other Investments Accounts shall be reduced, as of the last day of the Plan Year in which the condition first occurs, to an amount equal to that percentage of the balances credited to the Participant's Company Stock and Other Investments Accounts as is determined in accordance with the following schedule:

               Number of Completed
               Years of Service                          Percentage
               -----------------                         ----------
               Less than three years.........................0%
               Three years..................................20%
               Four years...................................40%
               Five years...................................60%
               Six years....................................80%
               Seven or more years.........................100%

               (b) VESTING AND FORFEITURES. The vested percentage of the balances credited to the Participant's Accounts will be distributed to him or her or for his or her benefit as provided in Article X. The portions of the balances credited to the Participant's Company Stock and Other Investments Accounts which he or she is not entitled to receive by reason of the application of the schedule set forth in subparagraph
(a) of this Section 9-4 will be "forfeitures" and will be allocated and credited in accordance with Section 7-5. Forfeitures shall first be charged against a Participant's Other Investments Account. If the amount forfeited exceeds the amount credited to the Participant's Other Investments Account, the balance then shall be charged against his or her Company Stock Account.

     9-5       DETERMINATION OF ACCOUNT BALANCES. All determinations of the balances credited to the Accounts of Participants required pursuant to this
Article IX shall be made as of the last day of the Plan Year during which the event giving rise to the determination occurs. All Other Investments and Transfer Accounts shall continue to share in the changes in the value of the Investment Fund, pursuant to Section 7-9, until they are distributed.

     9-6       REINSTATEMENT OF FORFEITURES. This Section 9-6 shall apply if the following events shall occur: (a) a Participant separates from service with less than a 100-percent vested interest in the balances credited to his or her Company Stock and Other Investments Accounts; (b) the Participant receives a distribution of his or her vested interest in these Accounts prior to incurring five consecutive One-Year Breaks-in-Service; (c) the Participant returns to service with the Company before incurring five consecutive One-Year Breaks-in-Service; and (d) the Participant repays to the Trustee the full amount that was distributed from his or her Accounts. Upon repayment by the Participant of the amounts that were distributed from his or her Accounts: (i) there shall be restored to the Participant's Company Stock Account that number of shares that have a value equal to the value of the shares that previously were forfeited from his or her Company Stock Account (determined as of the date of the forfeiture); and (ii) there shall be restored to the Participant's Other Investments Account the amount that was forfeited from that Account. Any reinstatement of forfeited amounts under this Section 9-6 shall be made from amounts forfeited under Section 9-4 or from additional contributions by the Company. Neither Section 7-6 (which imposes limitations on allocations to Participants) nor Section 4-1 (which imposes limitations on contributions by the Company) shall apply to a reinstatement under this Section 9-6.

                                   ARTICLE X
                                   ---------

                          DISTRIBUTION OF PLAN BENEFITS
                          -----------------------------


     10-1      METHOD OF DISTRIBUTION. Subject to the provisions of this Article
X, distribution of the balances credited to a Participant's Accounts will be made by payment in a lump sum.

     10-2      FORM OF DISTRIBUTION. (a) COMPANY STOCK ACCOUNT. Distributions of
the balance credited to a Participant's Company Stock Account shall be made in whole shares of Company Stock, in cash, or partly in each, as elected by the Participant. Before making any distribution to a Participant in cash, the Trustee shall notify the Participant of his or her right to demand that his or her benefits be distributed in the form of Company Stock. If the Participant makes this demand, the Trustee shall distribute the Participant's benefits entirely in whole shares of Company Stock, except that the value of any fractional share shall be paid in cash.

               (b) OTHER INVESTMENTS AND TRANSFER ACCOUNTS. Distributions of the balances credited to a Participant's Other Investments and Transfer Accounts shall be made in cash or in property, or partly in each. Property shall be distributed at its fair market value as of the date of distribution, as determined by the Trustee.

     10-3      DISTRIBUTIONS AFTER DEATH. If a Participant dies before the entire balance credited to his or her Accounts has been distributed, the remaining balance shall be payable in full upon the death of the Participant to the Participant's surviving spouse. However, the remaining balance may be paid to a beneficiary designated by the Participant in accordance with Section 10-11 if either one of the following conditions is satisfied: (a) the surviving spouse of the deceased Participant has consented in writing to the payment of the balances credited to the Participant's Accounts to the beneficiary and the spouse's consent acknowledges the effect of the consent and has been witnessed by the Administrator or by a notary public; or (b) it is established to the satisfaction of the Administrator that the consent could not be obtained because the Participant was not married, because the Participant's spouse cannot be located, or because of any other circumstances that the Secretary of the Treasury may prescribe by regulation. Any consent by a spouse under this Section 10-3, or any establishment that the consent of a spouse cannot be obtained, shall be effective only with respect to that spouse. Any consent by a spouse under this Section 10-3 must acknowledge the beneficiary designated by the Participant, including any class of beneficiaries or any contingent beneficiaries; and the Participant may not subsequently change beneficiaries without the consent of his or her spouse. Any consent by a spouse pursuant to this Section 10-3 shall be irrevocable. If there is no surviving spouse upon the death of a Participant, the balances credited to the

Participant's Accounts shall be paid to the beneficiary designated by the Participant in accordance with Section 10-11.

     10-4      TIME OF DISTRIBUTION. OTHER INVESTMENTS AND TRANSFER ACCOUNTS.
The distribution of the balances credited to a Participant's Other Investments and Transfer Accounts shall be made within one year after the close of the Plan Year in which he or she terminates employment with the Company.

               (b) COMPANY STOCK ACCOUNT. If a Participant dies, becomes disabled, or retires, distribution of the balance credited to his or her Company Stock Account shall be made within one year after the close of the Plan Year in which he or she terminates employment with the Company. If a Participant's service with the Company is terminated for any reason other than death, disability, or retirement, distribution of the balance credited to his or her Company Stock Account shall be made not later than one year after the close of the Plan Year which is the fifth Plan Year following the Plan Year in which the Participant's employment with the Company is terminated (unless the Participant is reemployed by the Company before distributions are required to be made). However, except as otherwise provided below in Section 10-4(d), no shares of Company Stock that were purchased with the proceeds of an ESOP Loan shall be distributed to a Participant whose service with the Company is terminated for any reason other than death, disability, or retirement until the ESOP Loan has been repaid in full.

               (c) DEFERRAL OF DISTRIBUTION. A Participant whose Account balances exceed $5,000 may elect to defer distribution of his or her benefits until the time specified below in Section 10-4(d).

               (d) SPECIAL RULES. Notwithstanding anything to the contrary set forth in paragraph (a), (b), or (c) of this Section 10-4, distribution of a Participant's benefits shall be made not later than the sixtieth day after the close of the Plan Year in which the later of the following events occurs: (1) the attainment of age 65 or normal retirement age, if earlier, by the Participant; or (2) the termination of the Participant's service with the Company. However, the balances credited to a Participant's Accounts shall not be distributed later than April 1st of the calendar year immediately following the calendar year in which the Participant terminates employment after attaining age 70 1/2. In the case of a Participant who is a "five-percent owner" of the Company (as that term is defined in Section 416(i)(1)(B)(i) of the Code), the balances credited to the Participant's Accounts shall not be distributed later than April 1st of the calendar year immediately following the calendar year in which he or she attains age 70 1/2, regardless of whether he or she has terminated employment with the Company. Distributions to a Participant shall be made in accordance with Sections 401(a)(9) and 411(d)(6)(C) of the Code and the regulations thereunder.

     10-5      DIVERSIFICATION. A Participant who has attained age 55 and who has completed at least ten years of participation in the Plan shall be notified of his or her right to direct the transfer of a portion of the balance credited to his or her Company Stock Account to an account in his or her name in another tax-qualified plan maintained by the Company, to be invested at the direction of the Participant among three or more investment funds consisting of differing types of properties and offering different degrees of risk and potential reward. An election to transfer must be made on a form prescribed by the Committee and filed with the Committee within the 90-day period immediately following the close of any Plan Year within the "Election Period." The "Election Period" is the period of six consecutive Plan Years beginning with the Plan Year in which the Participant first becomes eligible to make a transfer. For each of the first five Plan Years in the Election Period, the Participant may elect to transfer an amount which does not exceed: (a) 25 percent of the sum of the value of the Company Stock credited to his or her Company Stock Account plus all amounts previously transferred pursuant to this Section 10-5; less (b) all amounts previously transferred pursuant to this Section 10-5. In the case of the last Plan Year in the Election Period, the Participant may elect to transfer an amount which does not exceed: (a) 50 percent of the sum of the value of the Company Stock credited to his or her Company Stock Account plus all amounts previously transferred pursuant to this Section 10-5; less (b) all amounts previously transferred pursuant to this Section 10-5. Any amount which a Participant elects to transfer to another tax-qualified plan maintained by the Company under this Section 10-5 shall be transferred to that plan within 90 days after the 90-day period in which the election may be made.

     10-6      ROLLOVER DISTRIBUTIONS.  (a)  ELECTION. A distributee may elect, in accordance with the administrative rules and procedures prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b) DEFINITIONS. (i) ELIGIBLE ROLLOVER DISTRIBUTIONS. An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (B) any distribution to the extent the distribution is required under Section 401(a)(9) of the Code; (C) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); or (D) any distribution that is made on account of a hardship.

                    (ii) ELIGIBLE RETIREMENT PLAN. An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code that accepts the distributee's eligible rollover distribution, an annuity contract described in Section 403(b) of the Code, or an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into that plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is the alternative payee under a Qualified Domestic Relation Order, as defined in Section 414(p) of the Code.

                    (iii) DISTRIBUTEE. A "distributee" includes an employee or former employee. In addition, the employee or former employee's surviving spouse and the employee or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as that term is defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                    (iv) DIRECT Rollover. A "direct rollover" is a payment by the plan to the eligible retirement plan specified by the distributee.

     10-7      DIVIDENDS ON COMPANY STOCK. (a) If so determined by the Board of
Directors of the Company any cash dividends received by the Trustee on Company Stock held in the Suspense Account shall be used to repay any ESOP Loan taken out by the Trustee to finance the purchase of the Company Stock on which the dividends are declared. If dividends on Company Stock held in the Plan are used to repay an ESOP Loan, then the shares of Company Stock that are released from the Suspense Account by reason of the dividends shall be allocated to Participants' Company Stock Accounts on the following basis:

                    (i) first, shares of Company Stock with a fair market value at least equal to the dividends paid with respect to the Company Stock allocated to the Participants' Accounts shall be allocated among the Company Stock Accounts of the Participants in proportion to the number of shares of Company Stock allocated to their Accounts as of the record date of the dividends; and

                    (ii) then any remaining shares of Company Stock which are released from the Suspense Account by reason of dividends paid on those shares shall be allocated as provided in Section 7-5(b).

               (b) If so determined by the Board of Directors of the Company, any cash dividends received by the Trustee on Company Stock allocated to the Company Stock Accounts of Participants may be paid currently (or within 90 days after the end of the Limitation Year in which the dividends are paid to the Trustee) in cash by the Trustee to the Participants (or to their beneficiaries), in proportion to the amounts of Company Stock allocated to their Company Stock Accounts as of the record date of the dividends. Any distribution of cash dividends may be limited to dividends on shares of Company Stock which are then vested or may be applicable to cash dividends on all shares allocated to Participants' Company Stock Accounts.

               (c) If so determined by the Board of Directors of the Company, any cash dividends received by the Trustee on Company Stock allocated to the Suspense Account which are not required to be used to repay an ESOP Loan may be allocated to the Participants' Other Investments Accounts, as provided in
Article VII, or may be distributed to the Participants as provided for in subparagraph (b) of this Section 10-7.

     10-8      DISTRIBUTIONS TO PERSONS UNDER DISABILITY. Notwithstanding any
provisions of this Article X to the contrary, if a Participant, surviving spouse, or beneficiary is declared incompetent and a conservator or other person legally charged with the care of his or her person or of his or her estate is appointed, then any benefits to which that Participant, surviving spouse, or beneficiary is entitled shall be paid to the conservator or other person. Except as provided above in this Section 10-8, when the Administrator, in its sole discretion, determines that a Participant, surviving spouse, or beneficiary is unable to manage his or her financial affairs, the Administrator may direct the Trustee to make distributions to any person for the benefit of the Participant, surviving spouse, or beneficiary.

     10-9      BENEFITS MAY NOT BE ASSIGNED OR ALIENATED. The benefits payable to any person under this Plan may not be voluntarily or involuntarily assigned or alienated. However, the provisions of this Section 10-9 shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order," as that term is defined in Section 414(p) of the Code.

     10-10     NO GUARANTEE OF BENEFITS. The benefits provided under the Plan for any Participant shall be paid solely from that Participant's Accounts.

     10-11     BENEFICIARIES. Subject to the provisions of Section 10-3, each
Participant may designate any legal or natural person to receive any benefits payable under the Plan on account of his or her death. Each designation by a Participant shall be in writing and shall be filed with the Administrator in the form that the Administrator requires. Subject to the provisions of Section 10-3, a beneficiary may change or revoke a direction as to the manner in which his or her benefits are to be paid, or may make a direction if none has been made, at any time prior to the payment of his or her benefits by the Trustee. Subject to the provisions of Section 10-3, by a writing filed with the Administrator, a Participant may change his or her beneficiary designation at any time and from time to time without the consent of or notice to any person previously designated by him or her. If no person has been designated by a Participant, or if all persons so designated predecease the Participant or die prior to complete distribution of his or her benefits, then the Administrator, in its sole discretion, shall direct the Trustee to distribute the Participant's benefits to:

               (a) one or more of the Participant's relatives by blood, adoption, or marriage, as the Trustee decides; or

               (b)  the Participant's executor or administrator.

In no event may the beneficiary of a deceased Participant designate a beneficiary.

     10-12     BENEFITS OF PERSONS WHO CANNOT BE LOCATED. If the Administrator
notifies a Participant or a beneficiary designated in accordance with Section 10-11 in writing at his or her last known address that he or she is entitled to benefits under the Plan and the Participant or beneficiary fails to claim his or her benefits within seven calendar years after notification, then his or her benefits will be distributed to one or more of the Participant's or beneficiary's relatives by blood, adoption, or marriage, as the Administrator decides.

     10-13     PARTICIPANT'S CONSENT TO A DISTRIBUTION. Notwithstanding anything to the contrary set forth in Section 10-4, no distribution shall be made or commence to a Participant without his or her written consent, unless the entire balance credited to the Participant's Accounts is $5,000 or less or unless the distribution is required to be made or commence in accordance with the special rules set forth in Section 10-4(d). The Administrator shall furnish a written explanation of the distribution options available under the Plan, including a rollover distribution, to each Participant who is entitled to receive a distribution under this Article X within 30 to 90 days prior to the distribution. A distribution may be made or commence less than 30 days after the explanation is given to the Participant only if the Participant is advised that he or she has at least 30 days in which to elect a distribution and the Participant elects a distribution.

                                   ARTICLE XI
                                   ----------

                       SHAREHOLDER RIGHTS AND RESTRICTIONS
                       -----------------------------------

     11-1      VOTING OF COMPANY STOCK. The Participants shall have the right to direct the Trustee regarding the voting of the shares of Company Stock allocated to their Company Stock Accounts with respect to all corporate matters requiring a vote of stockholders. The Trustee shall vote the shares of Company Stock which are not allocated to any Participant's Company Stock Account and the shares of allocated Company Stock with respect to which no directions are received from the Participants to whose Accounts the shares are allocated, as directed by the Board of Directors of the Company. Each Participant and each beneficiary of a deceased Participant shall be a "named fiduciary," within the meaning of Section 402 of ERISA, with respect to the voting of shares of Company stock to the extent that voting rights are passed through to the Participant or beneficiary.

     11-2      PUT OPTION. If the Company Stock shall cease to be readily tradable on an established market, then the Company shall provide put options to the Participants. Pursuant to this option, a Participant shall have the right to sell his or her Company Stock to the Company at any time during two option periods, at a price equal to the Fair Market Value of the stock as of the most recent Valuation Date. The first put option period shall be for at least 60 days, beginning on the date of the distribution of the stock. The second put option period shall be for at least 60 days beginning after the new determination of the Fair Market Value of the Stock in the following Plan Year (and after the delivery of notice of the value to the Participant or beneficiary). The Company may allow the Trustee to purchase shares of Company Stock tendered to the Company under a put option. Payment shall commence within 30 days after the put option is exercised and may be made either in a lump sum or, if the Company Stock was distributed in a lump sum, in substantially equal, annual installments over a period not exceeding five years, with adequate security provided and interest payable at a reasonable rate on any unpaid installment balance (as determined by the Company or by the Trustee).

     11-3      NONTERMINABLE RIGHTS. Except as otherwise provided in this
Article XI, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call, or other option or to a buy-sell or similar arrangement. The provisions of this Article XI shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

                                  ARTICLE XII
                                  -----------

                               PLAN ADMINISTRATION
                               -------------------

     12-1      PLAN ADMINISTRATION. The authority to control and manage the operation and administration of the Plan is vested in a Committee, as described in Article XIII. The Committee shall be the Administrator of the Plan, having the rights, duties, and obligations of an "administrator" under the provisions of ERISA. The members of the Committee and the Trustee shall be "Named Fiduciaries" (as described in Section 402 of ERISA) with respect to their authority under the Plan.

     12-2      THE TRUST. All contributions made under the Plan will be held, managed, and controlled by a trustee acting under a trust which forms a part of the Plan. The terms of the trust are set forth in a Trust Agreement known as the "K-Fed Bancorp Employee Stock Ownership Trust" (the "Trust"). All rights which may accrue to any person under the Plan shall be subject to all of the terms and provisions of the Trust as in effect from time to time.

                                  ARTICLE XIII
                                  ------------

                                  THE COMMITTEE
                                  -------------

     13-1      MEMBERSHIP. The Committee referred to in Section 12-1 shall consist of at least three members who shall be appointed by the Board of Directors of the Company. In controlling and managing the operation and administration of the Plan, the Committee shall act by the concurrence of a majority of its members at a meeting or by writing without a meeting. By unanimous written consent, the Committee may authorize any one of its members to sign any document, instrument, or direction on its behalf. A written statement by a majority of the Committee members or by an authorized Committee member shall be conclusive in favor of any person (including the Trustee) acting in reliance on that statement.

     13-2      RIGHTS, POWERS, AND DUTIES. The Committee shall have all
authority necessary to efficiently administer the Plan. The rights, powers, and duties of the Committee shall include the following:

               (a)  to interpret and construe the provisions of the Plan;

               (b) to determine all questions relating to the eligibility, benefits, and other rights of Employees, Participants, and beneficiaries under the Plan;

               (c) to adopt rules of procedure and regulations, consistent with the provisions of the Plan, as the Committee deems necessary and proper;

               (d) to maintain and keep adequate records concerning the Plan, and concerning the proceedings and acts of the Committee, in the form and amount of detail that the Committee may decide;

               (e) to appoint investment managers to manage any assets of the Trust Fund, and to authorize the managers to acquire and dispose of assets of the Trust Fund;

               (f) to employ one or more persons to render advice with respect to any responsibility which the Committee has under the Plan;

               (g) to delegate authority and duties, including the authority to sign any documents, as the Committee may deem appropriate to the Trustee or to other agents, provided that the Committee shall exercise reasonable care in the selection of any agents; and

               (h)  to act as the agent for the service of legal process.

     13-3      APPLICATION OF RULES. In operating and administering the Plan, the Committee shall apply all rules of procedure and regulations adopted by it in a uniform and nondiscriminatory manner.

     13-4      REMUNERATION AND EXPENSES. No remuneration shall be paid to any
Committee member as such. However, the reasonable expenses of a Committee member incurred in the performance of a Committee function shall be reimbursed by the Company.

     13-5      EXERCISE OF COMMITTEE'S DUTIES. Notwithstanding any other
provisions of the Plan, the Committee shall discharge its duties under this Plan solely in the interests of the Plan Participants and their beneficiaries, and:

               (a) for the exclusive purpose of providing benefits to Plan Participants and their beneficiaries; and

               (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     13-6      RESIGNATION OR REMOVAL OF COMMITTEE MEMBERS. A Committee member may resign at any time by giving ten days' advance written notice to the Company, to the Trustee, and to the other members of the Committee. The Company may remove a Committee member by giving written notice to him or her, to the Trustee, and to the other members of the Committee. A Committee member who is a Participant in the Plan shall be automatically removed upon his or her termination of employment with the Company.

     13-7      APPOINTMENT OF SUCCESSOR COMMITTEE MEMBERS. The Board of
Directors of the Company may fill any vacancy in the membership of the Committee and shall give prompt written notice of the appointment to the other Committee members and to the Trustee. While there is a vacancy in the membership of the Committee, the remaining Committee members shall have the same powers as the full Committee until the vacancy is filled.

     13-8      CLAIMS PROCEDURE. (a) PROCEDURE. (i) GENERAL. Claims for benefits under the Plan shall be made in writing to the Committee. The Committee shall have full discretion to render a decision with respect to any claim. If a claim for benefits is wholly or partially denied by the Committee, then the Committee must provide notice of its denial to the claimant (a "Notice of Denial"), which shall be written in a manner calculated to be understood by the claimant and which shall set forth: (A) the specific reason or reasons for denial of the claim; (B) a specific reference to the pertinent Plan provisions upon which the denial is based; (C) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why the material or information is necessary; and (D) appropriate information regarding the steps to be taken if the claimant wishes to submit his or her claim for review.

                    (ii) DISABILITY CLAIMS. If a claim is related to any distribution or rights to which a Participant or other claimant may be entitled in connection with the Participant's termination of employment by reason of becoming disabled ("Disability Benefits") and the claim is wholly or partially denied by the Committee, then the Committee shall provide the Notice of Denial within a reasonable period of time, not to exceed 45 days after receipt of the claim. This period within which the Committee must provide a Notice of Denial may be extended twice, for up to 30 days per extension, provided that the Committee (A) determines that an extension is needed and beyond the control of the Plan, and (B) notifies the claimant prior to the expiration of the initial 45-day period or of the first 30-day extension period. If the Committee shall fail to notify the claimant either that his or her claim for benefits has been granted or that it has been denied within the initial 45-day period or prior to the expiration of an extension, if applicable, then the claim shall be deemed to have been denied as of the last day of the applicable period, and the claimant then may request a review of his or her claim.

                    (iii) OTHER CLAIMS. The Committee shall notify a claimant in writing of the denial of any claim not related to Disability Benefits within a reasonable period of time, not to exceed 90 days after receipt of the claim. If the Committee shall fail to notify the claimant either that his or her claim has been granted or that it has been denied within 90 days after the claim is received by the Committee, then the claim shall be deemed to have been denied.

               (b) PROCEDURE FOR REVIEW OF A DENIED CLAIM. (i) DISABILITY CLAIMS. If a claim is denied, a claimant may file a written request with the Committee that it conduct a full and fair review of his or her claim, and the Committee then must make a determination with respect to its review of the denied claim. A claimant must file a written request for a review of a claim for Disability Benefits with the Committee within 180 days after the receipt by the claimant of a Notice of Denial of his or her claim or within 180 days after the claim is deemed to have been denied. The Committee's decision with respect to its review of the denied claim shall be rendered not later than 45 days after the receipt of the claimant's request for a review, unless special circumstances require an extension of time for processing, in which case the 45-day period may be extended to 90 days if the Committee shall notify the claimant in writing within the initial 45-day period and shall state the reason for the extension.

                    (i) OTHER CLAIMS. A claimant must file a written request for a review of any claim not related to Disability Benefits with the Committee within 60 days after the receipt by the claimant of a Notice of Denial of his or her claim or within 60 days after the claim is deemed to have been denied. The Committee's decision with respect to its review of the denied claim shall be rendered not later than 60 days after the receipt of the claimant's request for a review, unless special circumstances require an extension of time for processing, in which case the 60-day period may be extended to 120 days if the Committee shall notify the claimant in writing within the initial 60-day period and shall state the reason for the extension.

               (c) REVIEW OF DOCUMENTS. In connection with a claimant's appeal of a denial of his or her benefits (including Disability Benefits), the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall have full discretion to fully and fairly review the claim, and the Committee's decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant, and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

     13-9      PROCEDURES WITH RESPECT TO DOMESTIC RELATIONS ORDERS. (a)
DEFINITIONS. For purposes of this Section 13-9, the following terms shall have the following meanings: (i) the term "domestic relations order" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and which is made pursuant to a state domestic relations law, including a community property law; (ii) the term "qualified domestic relations order" shall have the meaning set forth in Section 414(p) of the Code; and (iii) the term "alternate payee" shall mean any spouse, former spouse, child, or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to the Participant.

               (b) PROCEDURES. The Committee shall establish reasonable procedures with respect to the following matters: (i) the manner for determining whether a domestic relations order constitutes a qualified domestic relations order; and (ii) the administration of distributions under qualified domestic relations orders.

               (c) NOTICE. Promptly following the receipt of any domestic relations order, the Committee shall notify the Participant affected by the order, and any other alternate payee, of the receipt of the order and of the procedures established under the Plan for determining the qualified status of domestic relations orders. Within a reasonable period of time after receipt of any domestic relations order, the Committee shall determine whether the order is a qualified domestic relations order and shall notify the Participant affected by the order and each alternate payee of the determination.

               (d) SEGREGATION OF ACCOUNT. During any period in which the issue whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, by a court of competent jurisdiction, or otherwise, the Committee shall instruct the Trustee to segregate in a separate account under the Trust Fund or to deposit in an escrow account the amounts which would have been payable to the alternate payee during this period if the order had been determined to be a qualified domestic relations order. If the order or any modification of the order is determined to be a qualified domestic relations order within 18 months, the Committee shall direct the Trustee to pay the segregated amounts, plus any accrued interest, to the persons entitled to those amounts. If within 18 months either it is determined that the order is not a qualified domestic relations order or the issue whether the order is a qualified domestic relations order is not resolved, then the Committee shall direct the Trustee to pay the segregated amounts, plus any accrued interest, to the persons who would have been entitled to those amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the 18-month period described above shall be applied prospectively only.

     13-10     INTERESTED COMMITTEE MEMBER. No member of the Committee may participate in the determination of any matter or question concerning his or her own benefits under the Plan or as to how his or her benefits are to be paid unless either (a) the determination could be made by him or her under the Plan if he or she were not a member of the Committee, or (b) the determination applies to all Participants similarly. If a member is disqualified to act, and the remaining members of the Committee cannot agree on a decision, the Company may appoint a temporary member to exercise the powers of the interested member concerning the matter as to which he or she is disqualified.

     13-11     RECORDS. All acts and determinations of the Committee shall be duly recorded by the secretary of the Committee, and all of those records shall be preserved in the custody of the secretary. The records shall be open for inspection and copying at all times by any person designated by the Company. The Committee shall provide to the Trustee and to the accountant engaged on behalf of the Plan by the Company timely information regarding the performance of the Committee's responsibilities under the Plan, as needed by the Trustee and the accountant for the effective discharge of their duties.

                                  ARTICLE XIV
                                  -----------

                       TRANSFERS FROM OTHER BENEFIT PLANS
                       ----------------------------------

     14-1      ROLLOVER CONTRIBUTIONS. The Plan may receive "Rollover
Contributions" from a tax-qualified plan, trust, individual retirement account, or annuity. The term "Rollover Contributions" means amounts described in Sections 402(c), 403(a)(4), and 408(d)(3) of the Code.

     14-2      TRANSFERRED ACCOUNTS FROM MERGED PLANS. Notwithstanding the
limits on annual contributions that otherwise apply, the Plan may receive:

               (a) account balances from a tax-qualified plan or trust that has been merged into this Plan as approved by the Board of Directors of the Company; and

               (b) account balances transferred from another tax-qualified plan or trust.

     14-3      SEPARATE ACCOUNTS. All amounts transferred in accordance with
Sections 14-1 and 14-2 will be credited to "Transfer Accounts" separate from the other Accounts provided for under the Plan. These Transfer Accounts will share only in the gains and losses in the net value of the Investment Fund as determined from time to time as of the last day of the Plan Year, or any other dates as determined by the Company.

     14-4      RESTRICTIONS ON TRANSFERRED AMOUNTS. Notwithstanding any other provision of this Article XIV, no amounts shall be transferred to this Plan from any defined benefit plan, from any defined contribution plan which is subject to the funding standards of Section 412 of the Code, or from any other defined contribution plan to which clause (III) of Section 401(a)(11)(B)(iii) of the Code applied with respect to any person who is a Participant in the Plan or who otherwise would become a Participant by reason of the merger of this Plan and another defined contribution plan.

     14-5      ELIGIBILITY AND VESTING.

               (a) A new Employee making a Rollover Contribution will not receive any special consideration; his or her employment date by the Company will be the basis for determining eligibility and vesting.

               (b) Participants in merged plans will be credited with Years of Service based upon their prior plan in determining their eligibility and vesting under this Plan.

               (c) Employeesof subsidiaries or of affiliated companies that have adopted this Plan in accordance with Section 16-4 will be credited with Years of Service with the subsidiary or affiliated company, as the case may be, in determining their eligibility and vesting under this Plan.

               (d) If a business entity is acquired by the Company and its employees are employed by the Company:

                    (i) if the acquired entity does not have a qualified retirement plan, then employees of that entity will be credited with Years of Service for employment with the prior employer for eligibility purposes only; and

                    (ii) if the acquired entity has a qualified retirement plan which is to be merged into this Plan, the provisions of this Article XIV relative to merging plans of subsidiaries shall apply.

     14-6      OTHER PROVISIONS OF THE PLAN. All provisions of the Plan not inconsistent with this Article XIV shall apply to all transferred Participants and to all Transfer Accounts.

                                   ARTICLE XV
                                   ----------

                            AMENDMENT AND TERMINATION
                            -------------------------

     15-1      AMENDMENT. Subject to the provisions of Section 16-1, the Company reserves the right to amend the Plan at any time by action of its Board of Directors or of a person designated by resolution of its Board of Directors. However, no amendment shall eliminate any benefit described in Section 411(d)(6)(A) of the Code, including an optional form of benefit, or divest a Participant of any amount that he or she would have received had he or she resigned from the Company's employ immediately prior to the effective date of the amendment. The Company shall provide the Trustee with copies of any proposed amendment to the Plan at least seven days prior to its adoption.

     15-2      TERMINATION. The Company reserves the right to terminate the Plan at any time by action of its Board of Directors. The Plan will terminate on the earliest of the following dates:

               (a) the date the Company is judicially declared bankrupt or insolvent;

               (b) the date the Company permanently discontinues its contributions under the Plan; or

               (c) the date the Company is dissolved, merged, consolidated, or reorganized, or sells all or substantially all of its assets, except that, subject to the provisions of Section 15-3, provision may be made by the successor or purchaser for continuing the Plan (and in that event, the successor or purchaser shall be substituted for the Company under the
                    Plan).

     15-3      MERGER OR CONSOLIDATION OF PLAN, TRANSFER OF PLAN ASSETS. In the
case of any merger or consolidation with, or transfer of assets and liabilities to, any other pension or profit sharing plan, each Participant in the Plan on the date of the merger, consolidation, or transfer shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer if the Plan then terminated which is equal to or greater than the benefit he or she would have been entitled to receive immediately prior to the merger, consolidation, or transfer if this Plan had terminated then.

     15-4      VESTING AND DISTRIBUTION ON TERMINATION AND PARTIAL TERMINATION.
Notwithstanding any other provision of the Plan to the contrary, on termination of the Plan in accordance with Section 15-2 or on partial termination of the Plan by operation of law, the date of termination or partial termination will be a Valuation Date and, after all adjustments required on a Valuation Date have been made, each affected Participant's benefits will be nonforfeitable. If on termination of the Plan a Participant remains an Employee of the Company, the amount of his or her benefits shall be retained in the Trust until after his or her termination of employment with the Company and shall be paid to him or her in accordance with the provisions of
Article X. The benefits payable to a Participant whose employment with the Company is terminated coincident with the termination of the Plan, or who is affected by a partial termination of the Plan, shall be paid to him or her in a lump sum. The provisions of Article VII will continue to apply until the benefits of all affected Participants have been distributed to them.

     15-5      NOTICE OF AMENDMENT, TERMINATION, OR PARTIAL TERMINATION.
Affected Participants and the Trustee will be notified of an amendment, termination, or partial termination of the Plan as required by the applicable provisions of ERISA.

                                  ARTICLE XVI
                                  -----------

                                  MISCELLANEOUS
                                  -------------

     16-1      NO REVERSION TO COMPANY. No part of the corpus or income of the
Trust Fund shall revert to the Company or be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries, except as specifically provided in Article III of the Trust Agreement.

     16-2      NOTICES. Any notice required to be filed with any person under the Plan will be properly filed if delivered or mailed to that person, in care of the Company, at 1359 North Grand, Covina, California 92719, or at such other address as the Company may designate from time to time.

     16-3      INDEMNIFICATION. The Company shall indemnify the Trustee, the
Administrator, the members of the Committee, and any other person acting as a fiduciary with respect to the Plan for, and hold them harmless against, any and all liabilities, losses, costs, or expenses of any kind or nature which may be imposed on, incurred by, or asserted against them at any time by reason of their service under this Plan (including legal fees and expenses), to the extent the liability, loss, cost, or expense is not insured against or exceeds any insurance recovery. However, no person shall be entitled to indemnity under this
Section if he or she acted dishonestly or in willful or grossly negligent violation of the law or regulation under which the liability, loss, cost, or expense arises.

     16-4      SUBSIDIARY AND AFFILIATED COMPANIES. With the approval of the
Board of Directors of the Company, any subsidiary or affiliate of the Company may become a party to this Plan, and become entitled to all of the benefits and subjected to all of the obligations of this Plan, by executing an acceptance of this Plan in the form that the Company and the Trustee shall approve. Upon acceptance of this Plan by any subsidiary or affiliate, employees of the subsidiary or affiliate may become Participants upon meeting the eligibility requirements provided in Article III; and when so qualified, they shall be subject to the same obligations and entitled to the same rights and benefits as if they were employees of the Company. The contributions to be made in respect of employees of any subsidiary or affiliate of the Company which becomes a party to this Plan shall be made by the subsidiary or affiliate and not by the Company. The subsidiary or affiliate shall have no right to defer payment of its contribution or to terminate the Plan in respect of itself or its participating employees without the written consent of the Board of Directors of the Company.

     16-5      PARTICIPATION NOT GUARANTEE OF EMPLOYMENT. Participation in the
Plan does not constitute a guarantee or contract of employment with the Company.

     16-6      GENDER AND NUMBER. In this Plan, where the context admits, words in the masculine gender include the feminine and neuter genders, words in the singular include the plural, and the plural includes the singular.

     16-7      GOVERNING LAWS. The Plan shall be construed and administered according to the laws of the State of California, to the extent that those laws are not preempted by the laws of the United States of America.

     16-8      TEXT TO CONTROL. The Article and Section headings and numbers in this Plan are included solely for convenience of reference, and if there shall be any conflict between the headings and numbers and the text of this Plan, the text shall control.

     The foregoing is a true and correct copy of the K-Fed Bancorp Employee Stock Ownership Plan.

     Dated at Covina, California this ____ day of , 2003 ______________.


                                          K-FED BANCORP


                                          By:
                                             -----------------------------------
                                             Its President

                                  SUPPLEMENT A
                                  ------------

               SPECIAL RULES FOR YEARS IN WHICH PLAN IS TOP-HEAVY
               --------------------------------------------------


     A-1.      PURPOSE AND EFFECT. The purpose of this Supplement A is to comply with the requirements of Section 416 of the Code. The provisions of this Supplement A shall be effective for each Plan Year in which the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Code.

     A-2.      TOP-HEAVY PLAN. In general, the Plan will be a "top-heavy plan"
for any Plan Year if, as of the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of that year (the "determination date"), the present value of accrued benefits of Participants who are "key employees" (as defined in Section 416(i)(1) of the Code) under this Plan and under any plan included in the Aggregation Group (defined in Section A-3) exceed 60 percent of the present value of accrued benefits of all Participants under this Plan and under any plan included in the Aggregation Group. In making this determination, the following special rules shall apply:

               (a) A Participant's accrued benefits shall be increased by the aggregate distributions, if any, made with respect to the Participant during the one-year period ending on the determination date, even if the Plan has terminated. However, in the case of a distribution made for a reason other than termination of employment, death or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

               (b) The accrued benefits of a Participant who was previously a key employee, but who no longer is a key employee, shall be disregarded.

               (c) Benefits paid on account of death shall be treated as distributions to the extent the benefits do not exceed the present value of the accrued benefits of the Participant determined immediately prior to death.

               (d) The accrued benefits of a Participant who has not performed services for the Company during the one-year period ending on the determination date shall be disregarded.

     A-3.      AGGREGATION GROUP. The term "Aggregation Group" means (a) each pension, profit sharing, stock bonus, and employee stock ownership plan of the Controlled Group in which a Key Employee is a Participant, and (b) each other plan of the Controlled Group which enables any plan described in subclause (a) to meet the requirements of Section 401(a)(4) or 410 of the Code. In addition, the term "Aggregation Group" shall include any plan designated by the Company as being part of the group if the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with that plan being taken into account.

     A-4.      KEY EMPLOYEE. In general, a "key employee" is an Employee or a former Employee who, at any time during the Plan Year is:

               (i) an officer of the Company receiving annual Compensation greater than $130,000, adjusted each twelve-month period to take into account any cost-of-living increase adjustment provided for that period under Section 416(h) of the Code;

               (ii)  a five-percent owner of the Company; or

               (iii) a one-percent owner of the Company receiving annual
                     Compensation from the Company of more than $150,000.

     A-5.      TOP-HEAVY VESTING SCHEDULE. For any Plan Year in which the Plan is a top-heavy plan, a Participant's vested interest in his or her Company Stock and Other Investments Accounts shall not be less than the percentage determined in accordance with the following schedule:

               Number of Completed
                 YEARS OF SERVICE                            PERCENTAGE
               -------------------                           ----------
               Less than two years................................0%
               Two years.........................................20%
               Three years.......................................40%
               Four years........................................60%
               Five years........................................80%
               Six or more years................................100%

If the Plan subsequently ceases to be a top-heavy plan, each Participant who has then completed three or more Years of Service may elect to continue to have the vested percentage of his or her Company Stock and Other Investments Accounts determined under the provisions of this Section A-5, except that the Participant's vested interest in his or her Company Stock and Other Investments Accounts after the Plan ceases to be a top-heavy plan shall not be less than his or her vested interest immediately before the Plan ceased to be a top-heavy plan.

     A-6       MINIMUM EMPLOYER CONTRIBUTION. For any Plan Year in which the
Plan is a top-heavy plan, the Employers' contributions and forfeitures, if any, allocated to each

Participant who is not a key employee shall not be less than the "applicable percentage" of the Participant's Compensation for that year. For purposes of this Section A-6, the "applicable percentage" means the lesser of three percent or the maximum of the Employers' contributions and forfeitures allocated in that year to any key employee (expressed as a percentage of the key employee's Compensation).

     A-7       NO DUPLICATION OF BENEFITS. If the Employers maintain more than one plan, the minimum amount of the Employers' contributions otherwise required under Section A-6 may be reduced in accordance with regulations of the Secretary of the Treasury to prevent inappropriate duplication of minimum contributions or benefits.

     A-8       USE OF TERMS. All terms and provisions of the Plan shall apply to this Supplement A, except that where the terms and provisions of the Plan and this Supplement A conflict, the terms and provisions of this Supplement A shall govern.